Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
November 30, 1996



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.5540%



        Excess Protection Level
          3 Month Average   5.36%
          November, 1996   5.47%
          October, 1996   5.26%
          September, 1996   5.35%


        Cash Yield                                  17.08%


        Investor Charge Offs                         3.86%


        Base Rate                                    7.74%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.65%


        Total Payment Rate                          11.72%


        Total Principal Balance                     $22,372,660,639.66


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,500,733,121.17